Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 271,687,500
Previously Paid Amount	(0)
Total Fee Amount	37,520.04
Total Offset Amount	(0)
Net Fee	$ 37,520.04